UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 3, 2007

                                 LHC GROUP, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                     8082                     71-0918189
------------------------   ------------------------  ---------------------------
    (State or Other           (Commission File            (I.R.S. Employer
      Jurisdiction                  Number)              Identification No.)
   of Incorporation)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 3, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that it has entered into a partnership agreement, effective December 1, 2007, with St. Mary's Medical Center, Inc. located in Huntington, West Virginia. St. Mary's Medical Center, Inc. is the largest medical facility in the tri-state region, Cabell County's largest private employer (2,000+ employees) and, at 393 beds, is the second-largest single healthcare facility in West Virginia. LHC Group acquired a controlling interest in the assets of St. Mary's Medical Center Home Health Services.


Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

   EXHIBIT NO.         DESCRIPTION
-----------------      ---------------------------------------------------------

      99.1             Press Release dated December 3, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LHC GROUP, INC.


                                         By: /s/ Peter J. Roman
                                             -------------------------------
                                             Peter J. Roman
                                             Senior Vice President and Chief
                                             Financial Officer



Dated: December 3, 2007

                                INDEX TO EXHIBITS


   EXHIBIT NO.         DESCRIPTION
-----------------      ---------------------------------------------------------
      99.1             Press Release dated December 3, 2007